                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2003 (August 11,
2003)

                  --------------------------------------------

                           COMMUNITY BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

          DELAWARE                     0-16461                  63-0868361
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                  Identification Number)

               MAIN STREET                               35031
          BLOUNTSVILLE, ALABAMA                       (Zip Code)
(Address of Principal Executive Offices)

                                 (205) 429-1000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, If Changed From Last Report)

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ITEM 5. OTHER EVENTS

         On August 12, 2003 the Registrant mailed to each of its stockholders a Notice dated August 11, 2003, an Order of the Circuit Court of Blount County dated August 11, 2003, and a Letter Agreement dated July 29, 2003 concerning a proposed settlement of the lawsuit styled Benson et al. v. Community Bancshares, Inc. et al. Copies of the Notice, Order, and Letter Agreement are filed as Exhibits 99(a), 99(b) and 99(c), respectively, hereto, which are incorporated herein by reference. The settlement, if approved, will also resolve certain claims in the lawsuit styled Packard et al. v. Sheffield Electrical Contractors, Inc. et al.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number     Description
--------------     -----------
99(a)              Notice to Stockholders of the Registrant dated August 11, 2003
99(b)              Order of the Circuit Court of Blount County, Alabama dated August 11, 2003
99(c)              Letter Agreement dated July 29, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



COMMUNITY BANCSHARES, INC.



By: /s/ Patrick M. Frawley
   -----------------------------------------------
   Patrick M. Frawley
   Chairman, Chief Executive Officer and President


Date: August 12, 2003

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
99(a)               Notice to Stockholders of the Registrant dated August 11, 2003
99(b)               Order of the Circuit Court of Blount County, Alabama dated August 11, 2003
99(c)               Letter Agreement dated July 29, 2003